Long-Term Debt	12 Months Ended
Dec. 31, 2020
Long-Term Debt [Abstract]
Long-Term Debt

9. LONG-TERM DEBT

Notes Payable

Note Payable to a Related Party

We have an unsecured promissory note payable of $0.8 million to Sterne, Kessler, Goldstein, & Fox, PLLC (“SKGF”), a related party (see Note 15), for outstanding unpaid fees for legal services.  The note, as amended, accrues interest at 4% per annum and provides for monthly payments of principal and interest of $10,000 with a final balloon payment of approximately $0.68 million due at the maturity date of April 30, 2022.   We are currently in compliance with all the terms of the note, as amended.  For the years ended December 31, 2020 and 2019, we recognized interest expense of approximately $0.03 million and $0.04 million, respectively, related to this note.

Unsecured Notes Payable

Unsecured notes payable at December 31, 2020 represents the current portion of our Paycheck Protection Program loan, as described more fully below.  Unsecured notes payable at December 31, 2019 represents the outstanding principal balance of unsecured short-term promissory notes with accredited investors. The short-term promissory notes, as amended, accrued interest at a rate of 20% per annum.  During the year ended December 31, 2020, we issued an aggregate of 1,740,426 shares of our common stock as an in-kind repayment of the $0.23 million in outstanding principal and $0.04 million of accrued interest on these short-term notes.  For the years ended December 31, 2020 and 2019, we recognized interest expense of approximately $0.01 million and $0.03 million, respectively, related to these short-term notes.

Paycheck Protection Program Loan

In May 2020, we received approximately $0.2 million in proceeds from an approved loan under the Paycheck Protection Program.  Interest accrues on the outstanding principal balance at a rate of 1%, computed on a simple interest basis.  The loan principal and accrued interest are expected to be eligible for forgiveness in accordance with the loan provisions.  Payments of principal and interest are deferred until the date a decision on an application for forgiveness is made.  If no application is submitted, we will be required to make monthly repayments of approximately $8,000 per month commencing May 1, 2021 and the loan will mature on May 3, 2022, at which time any unpaid principal and accrued interest will be due and payable.  We began the application process for loan forgiveness in March 2021.  The estimated current and noncurrent portions of this loan are included in the captions “Unsecured notes payable” and “Other long-term liabilities” in the consolidated balance sheet as of December 31, 2020.

Other long-term liabilities at December 31, 2019 represents an advance payment from a potential litigation funder.  This liability was reclassified as an unsecured contingent payment obligation in 2020 (see “unsecured contingent payment obligation” below).

Secured Note Payable

We have a note payable to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (“Mintz”) for outstanding, unpaid attorney’s fees and costs associated with our patent enforcement program. The Mintz note is non-interest bearing, except in the event of a default, and is secured by certain of our U.S. and foreign patents. The note, at Mintz’s option, accelerates and becomes immediately due and payable in the case of standard events of default and/or in the event of a sale or other transfer of substantially all of our assets or a transfer of more than 50% of our capital stock in one or a series of transactions or through a merger or other similar transaction.

We were in default on the payment terms of the note at December 31, 2019, and accordingly, we accrued interest at the default rate of 12% per annum.  During the year ended December 31, 2020, we repaid $1.2 million of outstanding principal and interest on the Mintz note, leaving an outstanding balance of accrued default interest, at December 31, 2020 of approximately $0.03 million.  In March 2021, we settled our outstanding obligations with Mintz (see Note 17) and Mintz waived all past defaults on the note which has been paid in full.

At December 31, 2020, the aggregate maturities of our notes payable are as follows (in thousands):

2021	$191
2022	832
Total	$1,023

The estimated fair value of our notes payable at December 31, 2020 is approximately $0.9 million based on a risk-adjusted discount rate.

Convertible Notes

Our convertible notes represent five-year promissory notes that are convertible, at the holders’ option, into shares of our common stock at fixed conversion prices. Interest payments are made on a quarterly basis and are payable, at our option and subject to certain equity conditions, in either cash, shares of our common stock, or a combination thereof. To date, all interest payments on the convertible notes have been made in shares of our common stock.  We have recognized the convertible notes as debt in our consolidated financial statements.  The fixed conversion prices of certain of the notes were below the market value of our common stock on the closing date resulting in the recognition of a beneficial conversion feature that is recorded as a discount on the convertible notes with a corresponding increase to additional paid in capital.

Convertible notes payable at December 31, 2020 and 2019, consist of the following (in thousands):

	Fixed	Effective
	Conversion	Interest		December 31,
Description	Rate	Rate 1	Maturity Date	2020	2019
Convertible notes dated September 10, 2018	$0.40	23.4%	September 7, 2023	$600	$700
Convertible notes dated September 19, 2018	$0.57	10.2%	September 19, 2023	425	425
Convertible notes dated February/March 2019	$0.25	8.0%	February 28, 2024 to March 13, 2024	1,300	1,300
Convertible notes dated June/July 2019	$0.10	8.0%	June 7, 2024 to July 15, 2024	340	390
Convertible notes dated July 18, 2019	$0.08	46.1%	July 18, 2024	700	700
Convertible notes dated September 13, 2019	$0.10	25.9%	September 13, 2024	50	50
Convertible notes dated January 8, 2020	$0.13	20.3%	January 8, 2025	450	-
Total principal balance				3,865	3,565
Less unamortized discount				847	832
				$3,018	$2,733

[1] The effective interest rate differs from the stated rate of interest on the notes as a result of beneficial conversion features recognized as discounts on the debt.

The notes bear interest at a stated rate of 8% per annum, except for the July 18, 2019 notes which bear interest at a stated rate of 7.5% per annum.  We have the option to prepay the majority of the notes any time following the one-year anniversary of the issuance of the notes, subject to a premium on the outstanding principal prepayment amount of 25% prior to the two-year anniversary of the note issuance date, 20% prior to the three-year anniversary of the note issuance date, 15% prior to the four-year anniversary of the note issuance date, or 10% thereafter.  The notes provide for events of default that include failure to pay principal or interest when due, breach of any of the representations, warranties, covenants or agreements made by us, events of liquidation or bankruptcy, and a change in control.  In the event of default, the interest rate increases to 12% per annum and the outstanding principal balance of the notes plus all accrued interest due may be declared immediately payable by the holders of a majority of the then outstanding principal balance of the notes.

For the years ended December 31, 2020 and 2019, we sold five-year convertible promissory notes with an aggregate face value of $0.45 million and $2.44 million, respectively and recorded debt discounts in an amount equal to the beneficial conversion features on these notes of approximately $0.17 million and $0.55 million, respectively.  For the year ended December 31, 2020, convertible notes with a face value of $0.15 million were converted by the holders into 750,000 shares of our common stock at an average conversion price of $0.20.    For the year ended December 31, 2019, convertible notes with a face value of $0.1 million were converted by the holders into 250,000 shares of our common stock at a fixed conversion price of $0.40.  At the holders’ option, subject to ownership limitations, the convertible notes outstanding at December 31, 2020 could be converted into an aggregate of approximately 23.6 million shares of our common stock based on the fixed conversion prices.

For the years ended December 31, 2020 and 2019, we recognized interest expense of approximately $0.47 million and $0.32 million, respectively, including approximately $0.17 million and $0.12 million, respectively, related to amortization of the discount and $0.3 million and $0.2 million, respectively, related to the contractual interest which we elected to pay in shares of our common stock.  For the years ended December 31, 2020 and 2019, we issued approximately 710,000 and 1,600,000 shares of our common stock, respectively, as interest-in-kind payments on our convertible notes.  The unamortized discount on the convertible notes will be eliminated upon our adoption of ASU 2020-06 as of January 1, 2021 (see Note 1).

All of the shares underlying our convertible notes, including shares reserved for future in-kind interest payments on the notes, have been registered for resale.

Secured Contingent Payment Obligation

The following table provides a reconciliation of our secured contingent payment obligation measured at estimated fair market value for the years ended December 31, 2020 and 2019, respectively (in thousands).

	2020	2019
Secured contingent payment obligation, beginning of year	$26,651	$25,557
Change in fair value	6,406	1,094
Secured contingent payment obligation, end of year	$33,057	$26,651

Our secured contingent payment obligation represents the estimated fair value of our repayment obligation to Brickell Key Investments, LP (“Brickell”) under a February 2016 funding agreement, as amended from time to time (the “CPIA”).  To date, we have received aggregate proceeds of $18 million in exchange for Brickell’s right to reimbursement and compensation from gross proceeds resulting from patent enforcement and other patent monetization actions.  No proceeds were received from Brickell in 2019 or 2020.  To date, we have repaid an aggregate of $3.3 million under the CPIA from patent license and settlement proceeds.

Brickell is entitled to priority payment of 55% to 100% of proceeds received from all patent-related actions until such time that Brickell has been paid its minimum return.  The minimum return is determined as a multiple of the funded amount that increases over time.  The estimated minimum return due to Brickell was approximately $42 million and $39 million as of December 31, 2020 and 2019, respectively.  In addition, Brickell is entitled to a pro rata portion of proceeds from specified legal actions to the extent aggregate proceeds from those actions exceed the minimum return.

Brickell holds a senior security interest in the majority of our assets until such time as the specified minimum return is paid, in which case, the security interest will be released except with respect to the patents and proceeds related to specific legal actions.  The security interest is enforceable by Brickell in the event that we are in default under the agreement which would occur if (i) we fail, after notice, to pay proceeds to Brickell, (ii) we become insolvent or insolvency proceedings are commenced (and not subsequently discharged) with respect to us, (iii) our creditors commence actions against us (which are not subsequently discharged) that affect our material assets, (iv) we, without Brickell’s consent, incur indebtedness other than immaterial ordinary course indebtedness, or (v) there is an uncured non-compliance of our obligations or misrepresentations under the agreement.  As of December 31, 2020, we are in compliance with our obligations under this agreement.

In addition, in the event of a change in control of the Company, Brickell has the right to be paid its return as defined under the CPIA based on the transaction price for the change in control event.

We have elected to measure our secured contingent payment obligation at its estimated fair value based on probability-weighted estimated cash outflows, discounted back to present value using a discount rate determined in accordance with accepted valuation methods (see Note 10).  The secured contingent payment obligation is remeasured to fair value at each reporting period with changes recorded in the consolidated statements of comprehensive loss until the contingency is resolved.

Unsecured Contingent Payment Obligations

The following table provides a reconciliation of our unsecured contingent payment obligations, measured at estimated fair market value, for the years ended December 31, 2020 and 2019, respectively (in thousands):

	2020	2019
Unsecured contingent payment obligations, beginning of period	$-	$-
Reclassification of other liabilities	1,003	-
Issuance of contingent payment rights	2,258	-
Change in fair value	1,961	-
Unsecured contingent payment obligations, end of period	$5,222	$-

Our unsecured contingent payment obligations represent amounts payable to others from future patent-related proceeds including (i) a termination fee due to a litigation funder (“Termination Fee”) and (ii) contingent payment rights (“CPRs”) issued to accredited investors primarily in connection with equity financings. We have elected to measure these unsecured contingent payment obligations at their estimated fair value based on probability-weighted estimated cash outflows, discounted back to present value using a discount rate determined in accordance with accepted valuation methods.  The unsecured contingent payment obligations will be remeasured to fair value at each reporting period with changes recorded in the consolidated statements of comprehensive loss until the contingency is resolved (see Note 10).

The Termination Fee is a result of advances received under a letter agreement with a third-party funder of $0.4 million in 2019 and $0.6 million in 2020.  Based on the terms of the letter agreement, if a final funding arrangement was not executed by March 31, 2020, we would be obligated to pay, from future patent-related proceeds, an aggregate termination payment equal to five times the advances received, or approximately $5.0 million.  We did not consummate a funding agreement and accordingly the advances, which were initially recorded in other long-term liabilities, were reclassified to unsecured contingent payment obligations at March 31, 2020, when the Termination Fee obligation was incurred.  As of December 31, 2020, the estimated fair value of unsecured contingent payment obligations related to the Termination Fee is $2.7 million.

The CPRs represent the estimated fair value of rights provided to accredited investors who purchased shares of our common stock and the fair value of a right issued to a third-party in connection with a service agreement during the year ended December 31, 2020 (see Note 13).  During the year ended December 31, 2020, we received aggregate proceeds of $3.8 million from the sale of common stock with contingent payment rights, of which approximately $1.8 million was allocated to the CPRs.  In addition, on May 1, 2020, we amended certain March 2020 equity purchase agreements with accredited investors for the purchase of $0.9 million in common stock to add CPRs.  This amendment resulted in a charge to expense of $0.4 million for the initial estimated fair value of the CPRs.  The terms of the CPRs provide that we will pay each investor an allocated portion of our net proceeds from patent-related actions, after taking into account fees and expenses payable to law firms representing us and amounts payable to Brickell.  The investors’ allocated portion of net proceeds will be determined by multiplying the net proceeds recovered by us (up to $10 million) by the quotient of such investors’ subscription amount divided by $10 million, up to an amount equal to each investor’s subscription amount, or an aggregate of $4.7 million.  As of December 31, 2020, the estimated fair value of our unsecured contingent payment obligations related to the CPRs is $2.5 million.